American Century Mutual Funds, Inc. Prospectus Supplement Capital Value Fund
Supplement dated March 8, 2010 ¡ Prospectus dated March 1, 2010

The following replaces the entry for the A Class in the Annual Total Returns table on page 4.

For the calendar year ended December 31, 2009	1 year	5 years	10 years	Since Inception	Inception Date
A Class(1) Return Before Taxes	11.93%	-3.03%	—	2.65%	05/14/2003

1	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been restated to reflect this charge.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-68071   1003